SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 18, 1996
                                                 -------------------



                            Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-6594                 52-0883351
     ------------             ----------------          --------------
     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

           300 Saint Paul Place, Baltimore, Maryland          21202
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               (Address of principal executive offices)     (Zip Code)


                                 (410) 332-3000
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              (Registrant's telephone number, including area code)










































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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibits:

     Exhibit No.    Description
     -----------    -----------

        1.01 Distribution Agreement, dated July 18, 1996, among the Company and Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, relating to the offer and sale of the Company's Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.

        4.01 Form of Fixed Rate Note for the Company's Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.

        4.02        Form of Floating Rate Note for the Company's
                    Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.












































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






                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 18, 1996                   COMMERCIAL CREDIT COMPANY



                                             By        /s/ Firoz B. Tarapore
                                               --------------------------------
                                                 Firoz B. Tarapore
                                                 Vice President





















































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









                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.    Description
     -----------    -----------

        1.01 Distribution Agreement, dated July 18, 1996, among the Company and Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, relating to the offer and sale of the Company's Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.

        4.01 Form of Fixed Rate Note for the Company's Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.

        4.02        Form of Floating Rate Note for the Company's
                    Medium-Term Notes, Seventh Series, Due Nine Months or More from Date of Issue.